UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 5, 2007

Health Benefits Direct Corporation
(Exact name of registrant as specified in charter)

Delaware	000-51701	98-0438502
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
150 N. Radnor-Chester Road
Suite B-101
Radnor, Pennsylvania 19087
(Address of principal executive offices)
(484) 654-2200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.
     On November  5, 2007, Health Benefits Direct Corporation made a presentation to investors at the CIBC World Markets’ 18th Annual Healthcare Conference. A copy of this management presentation is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.
Item 9.01     Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description
99.1	Health Benefits Direct Corporation Investor Presentation, dated November 5, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 9, 2007

HEALTH BENEFITS DIRECT CORPORATION
By:	ANTHONY R. VERDI
	Name:	Anthony R. Verdi
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Health Benefits Direct Corporation Investor Presentation, dated November 5, 2007

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